SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2003

Date of Report (Date of earliest event reported)

Catapult Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-24701	77-0086010

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

160 South Whisman Road,
Mountain View, California 94041

(Address of Principal Executive Offices) (Zip Code)

(650) 960-1025

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated April 17, 2003 announcing the Registrant’s results of operations for the quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure (pursuant to Item 12)

     On April 17, 2003, Catapult Communications Corporation (“Registrant”) issued a press release announcing its results of operations for the three months ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to the Securities and Exchange Commission’s Release No. 33-8216, the Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CATAPULT COMMUNICATIONS CORPORATION
(Registrant)

Dated:	April 17, 2003	By: /s/ Chris Stephenson

Chris Stephenson
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number

99.1	Press release dated April 17, 2003 announcing the Registrant’s results of operations for the quarter ended March 31, 2003.

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